Exhibit 10.7

                           FOURTH AMENDED AND RESTATED
                        MASTER ISSUER MASTER DEFINITIONS
                            AND CONSTRUCTION SCHEDULE

                                    [O] 2008

                            HOLMES MASTER ISSUER PLC



                       [GRAPHIC OMITTED][GRAPHIC OMITTED]

                                ALLEN & OVERY LLP

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                                    CONTENTS

CLAUSE                                                                      PAGE

1.      Definitions............................................................1
2.      Interpretation and Construction.......................................26
3.      Governing Law and Jurisdiction........................................28


Signatories...................................................................29


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THIS FOURTH AMENDED AND RESTATED MASTER ISSUER MASTER DEFINITIONS AND
CONSTRUCTION SCHEDULE is signed for the purposes of identification on [o] 2008 by:

(1)    ALLEN & OVERY LLP of 40 Bank Street, Canary Wharf, London E14 5NR; and

(2)    SLAUGHTER AND MAY of One Bunhill Row, London EC1Y 8YY.

This Schedule further amends and restates the third amended and restated master issuer master definitions and construction schedule signed for the purposes of identification on 21 December 2007 by the signatories thereto.

1.     DEFINITIONS

       Subject to Clause 2.4, words and expressions used in the Transaction Documents shall, unless otherwise defined in such Transaction Documents or unless the context otherwise requires, have the same meanings as set out in this Master Issuer Master Definitions and Construction Schedule.

       Words and expressions used in this Master Issuer Master Definitions and Construction Schedule or in the Transaction Documents but not defined herein shall, unless otherwise defined herein or in the relevant Transaction Document or unless the context otherwise requires, have the same meanings as set out in the Master Definitions and Construction Schedule.

       2006-1 CLOSING DATE means 28 November 2006;

       2006-1 NOTES means the Master Issuer Notes issued by the Master Issuer on the 2006-1 Closing Date;

       2007-1 CLOSING DATE means 28 March 2007;

       2007-1 NOTES means the Master Issuer Notes issued by the Master Issuer on the 2007-1 Closing Date;

       2007-2 CLOSING DATE means 20 June 2007;

       2007-2 NOTES means the Master Issuer Notes issued by the Master Issuer on the 2007-2 Closing Date;

       2007-3 CLOSING DATE means 21 December 2007;

       2007-3 NOTES means the Master Issuer Notes issued by the Master Issuer on the 2007-3 Closing Date;

       A MASTER ISSUER TERM ADVANCE means any Master Issuer Term Advance made available by the Master Issuer to Funding under the Master Intercompany Loan Agreement from the proceeds of issue of a Series and Class (or Sub-Class) of Class M Master Issuer Notes;

       AA MASTER ISSUER TERM ADVANCE means any Master Issuer Term Advance made available by the Master Issuer to Funding under the Master Intercompany Loan Agreement from the proceeds of issue of a Series and Class (or Sub-Class) of Class B Master Issuer Notes;

       AAA MASTER ISSUER TERM ADVANCE means any Master Issuer Term Advance made available by the Master Issuer to Funding under the Master Intercompany Loan Agreement from the proceeds of issue of a Series and Class (or Sub-Class) of Class A Master Issuer Notes;

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       ACCESSION DEED means a deed in, or in substantially, the form set out in
       Schedule 3 to the Master Issuer Deed of Charge;

       ACCOUNTING ADVISOR means Deloitte & Touche LLP;

       ADDITIONAL INTEREST has the meaning given in Condition 4.4 of the Notes;

       ADDITIONAL MASTER ISSUER ACCOUNT means an account opened pursuant to Clause 3.1 of the Master Issuer Bank Account Agreement in the name of the Master Issuer and to be held with the Master Issuer Account Bank in accordance with the Master Issuer Bank Account Agreement;

       AGENT BANK means The Bank of New York, acting through its London Branch or such other person for the time being acting as agent bank under the Master Issuer Paying Agent and Agent Bank Agreement;

       AGENTS means the Principal Paying Agent, the US Paying Agent, the Registrar, the Transfer Agent and the Agent Bank;

       APPOINTEE means any attorney, manager, agent, delegate, nominee, custodian or other person appointed by the Note Trustee or the Master Issuer Security Trustee under the Master Issuer Trust Deed or the Master Issuer Deed of Charge (as applicable);

       AGREEMENT DATE means, in respect of an issue of a Series and Class (or Sub-Class) of Master Issuer Notes, the date on which the Subscription Agreement is signed by or on behalf of all the parties to it;

       ANNUAL INTEREST PAYMENT DATE means, in respect of a Series and Class (or Sub-Class) of Master Issuer Notes (other than Money Market Notes), the date specified in the applicable Final Terms for the payment of interest and/or principal subject to the appropriate Business Day Convention, if any, specified in the applicable Final Terms;

       ARRANGERS means Barclays Bank PLC, Citigroup Global Markets Limited and Deutsche Bank AG, London Branch;

       ASSIGNMENT DATE means each date on which there is a completion of the sale and purchase of a Portfolio pursuant to and in accordance with clause 3 or 4 (as applicable) of the Mortgage Sale Agreement;

       AUDITORS means Deloitte & Touche LLP or such other internationally recognised independent firm of auditors selected from time to time by the Master Issuer with the prior consent of the Note Trustee;

       AUTHORISED DENOMINATIONS means:

       (a) in respect of the Dollar Master Issuer Notes, $100,000 and integral multiples of $1,000 in excess thereof;

       (b) in respect of the Euro Master Issuer Notes, (euro)50,000 and integral multiples of (euro)1,000 in excess thereof;

       (c) in respect of the Sterling Master Issuer Notes, (pound)50,000 and integral multiples of (pound)1,000 in excess thereof; or

       (d) in relation to a Series and Class (or Sub-Class) of Master Issuer Notes of any other Specified Currency as specified in the applicable Final Terms;


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       AUTHORISED INVESTMENTS means:

       (a)    Sterling gilt-edged securities;

       (b) Sterling demand or time deposits, certificates of deposit and short-term debt obligations (including commercial paper) provided that in all cases such investments have a maturity date falling no later than the next following Interest Payment Date, the short-term unsecured, unguaranteed and unsubordinated debt obligations of the issuing or guaranteeing entity or the entity with which the demand or time deposits are made (being an authorised person under the FSMA) are rated A-1+ by Standard & Poor's, P-1 by Moody's or their equivalents by two internationally recognised Rating Agencies and F1 (in the case of such investments having a maturity of less than 30 days) or F1+ (in the case of such investments having a maturity of 30 or more days) by Fitch and the long term unsecured, unguaranteed and unsubordinated debt obligations of such entity are rated at least A (in the case of such investments having a maturity of less than 30 days) or AA- (in the case of such investments having a maturity of more than 30 days) by Fitch or which are otherwise acceptable to the Rating Agencies (if they are notified in advance and if Fitch has not provided a notification that the current ratings of the Master Issuer Notes would be adversely affected) to maintain the then current ratings of the Master Issuer Notes; and

       (c) in the case of any collateral provided by a Master Issuer Swap Provider and/or the Funding Swap Provider, such demand or time deposits in such currencies as Are approved by the Rating Agencies in respect of the relevant Master Issuer Swap Agreement and/or the Funding Swap Agreement;

       AUTHORISED SIGNATORY means any authorised signatory referred to in any Master Issuer Account Mandates;

       BASE PROSPECTUS means the base prospectus of the Master Issuer from time to time, the first being the base prospectus dated 17 November 2006, as updated by the base prospectus dated [ ] 2008;

       BASIC TERMS MODIFICATION has the meaning given in paragraph 5 of Schedule 5 to the Master Issuer Trust Deed;

       BB MASTER ISSUER TERM ADVANCE means any Master Issuer Term Advance made available by the Master Issuer to Funding under the Master Intercompany Loan Agreement from the proceeds of issue of a Series and Class (or Sub-Class) of Class D Master Issuer Notes;

       BBB MASTER ISSUER TERM ADVANCE means any Master Issuer Term Advance made available by the Master Issuer to Funding under the Master Intercompany Loan Agreement from the proceeds of issue of a Series and Class (or Sub-Class) of Class C Master Issuer Notes;

       BOOK-ENTRY INTEREST means a beneficial interest in a global note representing the relevant class of Master Issuer Notes shown on records maintained in book-entry form by DTC, Euroclear, Clearstream, Luxembourg or any alternative clearing system as specified in the applicable Final Terms, as the case may be;

       BULLET AMOUNT means, in respect of any Master Issuer Term Advance which is a Bullet Term Advance, the scheduled amount of principal due in respect of such Bullet Term Advance on the relevant Scheduled Repayment Date;

       BULLET TERM ADVANCE means a Master Issuer Term Advance specified as such in the applicable Final Terms, the full amount of principal of which is due on a Scheduled Repayment Date;


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       BUSINESS DAY means a day which is a London Business Day and a New York
       Business Day and a TARGET Business Day;

       BUSINESS DAY CONVENTION has the meaning given to that term in the applicable Final Terms;

       CANADIAN BANKERS ACCEPTANCES (or CAD-BA) will be determined by the Agent Bank on the following basis:

       (a) on the Determination Date applicable to the relevant Series and Class (or Sub-Class) of Master Issuer Notes, the Agent Bank will calculate the arithmetic mean, rounded upwards to five decimal places, of the offered quotations to leading banks for Canadian dollar deposits for the relevant period as specified in the relevant Final Terms (or, in the case of the first Interest Period, a linear interpolation of such rates for deposits as indicated in the applicable Final Terms).

              This will be determined by reference to the display as quoted on the Reuters Screen CDOR page (the display designated as the "CDOR" page on the Reuters Monitor Money Rate Service for the purpose of displaying, among other things, Canadian dollar bankers' acceptance rates) as of 10:00 Toronto time on that Determination Date. If the Reuters Screen CDOR page stops providing these quotations, the replacement service for the purposes of displaying this information will be used. If the replacement service stops displaying the information, another page as determined by the Master Issuer with the approval of the Note Trustee will be used. This is called the screen rate for the applicable Series and Class (or Sub-Class) of Master Issuer Notes;

       (b) if, on any such Determination Date, the screen rate is unavailable, the Agent Bank will:

              (i) request the principal Toronto office of each of the Reference Banks to provide the Agent Bank with its bid rate per annum for Canadian dollar bankers' acceptances of the equivalent amount and for the relevant period for settlement on that date; and

              (ii) calculate the arithmetic mean, rounded upwards to five decimal places, of those quotations;

       (c) if, on any such Determination Date, the screen rate is unavailable and only two or three of the Reference Banks provide bid rates, the relevant rate for that Interest Period will be the arithmetic mean of the quotations as calculated in paragraph (b);

       (d) if, on any such Determination Date, fewer than two Reference Banks provide quotations, the Agent Bank will consult with the Note Trustee and the Master Issuer for the purpose of agreeing a total of two banks to provide such quotations and the relevant rate for that Interest Period will be the arithmetic mean of the quotations as calculated in paragraph (b). If no such banks are agreed then the relevant rate for that Interest Period will be the rate in effect for the last preceding Interest Period for which paragraph
              (a) or (b) was applicable; and

       (e) for the purpose of disclosure pursuant to the Interest Act (Canada), the yearly rate of interest to which any rate of interest payable hereunder that is to be calculated on the basis of a year of 365 days is equivalent may be determined by multiplying such rate by a fraction the numerator of which is the actual number of days in the calendar year in which such yearly rate of interest is to be ascertained and the denominator of which is 365;

       CLASS means each single class of the Class A Master Issuer notes, the Class B Master Issuer Notes, the Class M Master Issuer


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       Notes, the Class C Master Issuer Notes and the Class D Master Issuer
       Notes or their respective holders thereof as the context requires and except where otherwise specified;

       CLASS A NOTE ACCELERATION NOTICE means a notice issued by the Note Trustee to the Master Issuer and the Master Issuer Security Trustee declaring Class A Master Issuer Notes to be due and repayable pursuant to Condition 9.1 of the Master Issuer Notes;

       CLASS A NOTEHOLDERS means the holders for the time being of the Class A Master Issuer Notes;

       CLASS A MASTER ISSUER NOTES means the Master Issuer Notes of any Series designated as such in the applicable Final Terms;

       CLASS B NOTE ACCELERATION NOTICE means a notice issued by the Note Trustee to the Master Issuer and the Master Issuer Security Trustee declaring Class B Master Issuer Notes to be due and repayable pursuant to Condition 9.2 of the Master Issuer Notes;

       CLASS B NOTEHOLDERS means the holders for the time being of the Class B Master Issuer Notes;

       CLASS B MASTER ISSUER NOTES means the Master Issuer Notes of any Series designated as such in the applicable Final Terms;

       CLASS C NOTE ACCELERATION NOTICE means a notice issued by the Note Trustee to the Master Issuer and the Master Issuer Security Trustee declaring Class C Master Issuer Notes to be due and repayable pursuant to Condition 9.4 of the Master Issuer Notes;

       CLASS C NOTEHOLDERS means the holders for the time being of the Class C Master Issuer Notes;

       CLASS C MASTER ISSUER NOTES means the Master Issuer Notes of any Series designated as such in the applicable Final Terms;

       CLASS D NOTE ACCELERATION NOTICE means a notice issued by the Note Trustee to the Master Issuer and the Master Issuer Security Trustee declaring Class D Master Issuer Notes to be due and repayable pursuant to Condition 9.5 of the Master Issuer Notes;

       CLASS D NOTEHOLDERS means the holders for the time being of the Class D Master Issuer Notes;

       CLASS D MASTER ISSUER NOTES means the Master Issuer Notes of any Series designated as such in the applicable Final Terms;

       CLASS M NOTE ACCELERATION NOTICE means a notice issued by the Note Trustee to the Master Issuer and the Master Issuer Security Trustee declaring Class M Master Issuer Notes to be due and repayable pursuant to Condition 9.3 of the Master Issuer Notes;

       CLASS M NOTEHOLDERS means the holders for the time being of the Class M Master Issuer Notes;

       CLASS M MASTER ISSUER NOTES means the Master Issuer Notes of any Series designated as such in the applicable Final Terms;

       CLEARSTREAM, LUXEMBOURG means Clearstream Banking, societe anonyme or the successor for the time being to its business;

       CLOSING DATE means the closing date for the issuance of any Master Issuer Notes comprising one or more Series and Classes (or Sub-Classes) of Master Issuer Notes as specified in the applicable Final Terms;


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       COMMON DEPOSITARY means The Bank of New York, acting through its London
       Branch as common depositary for both Euroclear Bank S.A/N.V.;

       CONDITIONAL PURCHASE AGREEMENT means a conditional purchase agreement (if any) entered into on or about a Closing Date between the Master Issuer, the Remarketing Bank, the Conditional Purchaser and the Master Issuer Cash Manager;

       CONDITIONAL PURCHASE COMMITMENT has the meaning given to it in the relevant Conditional Purchase Agreement;

       CONDITIONAL PURCHASER means in relation to a series of Class A Master Issuer Notes, the person (if any) specified as such in the applicable Final Terms;

       CONDITIONS or TERMS AND CONDITIONS means the terms and conditions to be endorsed on the Master Issuer Notes in or substantially in the form set out in the Schedule 4 to the Master Issuer Trust Deed, as any of the same may from time to time be amended, varied or restated in accordance with the provisions of the Master Issuer Trust Deed and any reference to a numbered Condition shall be construed accordingly;

       CONFIRMATION LETTER means a letter as set forth in Part 2 or Part 4 of Appendix 3 of the Programme Agreement;

       CORPORATE SERVICES PROVIDER means Wilmington Trust SP Services (London) Limited or such other person or persons for the time being acting as corporate services provider to Funding and certain other parties under the Corporate Services Agreement and acting as corporate services provider under the Master Issuer Corporate Services Agreement;

       CURRENCY EXCHANGE RATE means the exchange rate set out in each Master Issuer Swap Agreement dated on or about the relevant Closing Date;

       DEALER ACCESSION LETTER means a letter as set forth in Part 1 or Part 3 of Appendix 3 of the Programme Agreement;

       DEALERS means the institutions specified in the Final Terms relating to any Series and Class (or Sub-Class) of Notes and DEALER means any one of them;

       DEFAULTING PARTY has the meaning given to it in the applicable Master Issuer Swap Agreement;

       DEFERRED INTEREST has the meaning given in Condition 4.4;

       DEFINITIVE NOTES means Master Issuer Notes in definitive form;

       DESIGNATED SUBSIDIARY has the meaning given in Clause 2.2 of the Master Issuer Post-Enforcement Call Option Agreement;

       DETERMINATION DATE means, in respect of a Series and Class (or Sub-Class) of Master Issuer Notes, the date specified as such in the applicable Final Terms;

       DISCLOSURE RULES means, in the case of Master Issuer Notes which are, or are to be, admitted to the Official List, the disclosure rules made under section 73A of the FSMA;

       DISTRIBUTION COMPLIANCE PERIOD means the period until and including the 40th day after the later of the commencement of the offering of any Master Issuer Notes and the relevant Closing Date;

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       DOLLAR INTEREST DETERMINATION DATE means two London Business Days before the first day of the Interest Period for which the rate will apply (or if the first day of that Interest Period is not a Business Day, the next succeeding Business Day);

       DOLLAR MASTER ISSUER NOTES means Master Issuer Notes denominated in US Dollars;

       DTC means The Depository Trust Company;

       EARLY TERMINATION DATE means has the meaning given to it in the applicable Master Issuer Swap Agreement;

       ECOFIN COUNCIL means the Economic and Financial Affairs Council of the European Union;

       ELIGIBLE TRANSFEREE has the meaning given to it in a Conditional Purchase Agreement;

       EURIBOR will be determined by the Agent Bank on the following basis:

       (a) on the Determination Date applicable to the relevant Series and Class (or Sub-Class) of Master Issuer Notes, the Agent Bank will calculate the arithmetic mean, rounded upwards to five decimal places, of the offered quotations to leading banks for euro deposits (or, in the case of the first Interest Period, a linear interpolation of such rates for deposits as indicated in the applicable Final Terms).

              This will be determined by reference to the display as quoted on the Moneyline Telerate Screen No. 248. If the Moneyline Telerate Screen No. 248 stops providing these quotations, the replacement service for the purposes of displaying this information will be used. If the replacement service stops displaying the information, another page as determined by the Master Issuer with the approval of the Note Trustee will be used.

              In each of these cases, the determination will be made as at or about 11.00 a.m., Brussels time, on that date. This is called the screen rate for the relevant Series and Class (or Sub-Class) of Notes;

       (b) if, on any such Determination Date, the screen rate is unavailable, the Agent Bank will:

              (i) request the principal London office of each of the Reference Banks to provide the Agent Bank with its offered quotation to prime banks for euro deposits of the equivalent amount, and for the relevant period, in the Eurozone inter-bank market as at or about 11.00 a.m. (Brussels time); and

              (ii) calculate the arithmetic mean, rounded upwards to five decimal places, of those quotations;

       (c) if, on any such Determination Date, the screen rate is unavailable and only two or three of the Reference Banks provide offered quotations, the relevant rate for that Interest Period will be the arithmetic mean of the quotations as calculated in paragraph (a); and

       (d) if, on any such Determination Date, fewer than two Reference Banks provide quotations, the Agent Bank will consult with the Note Trustee and the Master Issuer for the purpose of agreeing a total of two banks to provide such quotations and the relevant rate for that Interest Period will be the arithmetic mean of the quotations as calculated in paragraph (b). If no such banks are agreed then the relevant rate for that Interest Period will be the rate in effect for the last preceding Interest Period for which paragraph
              (a) or (b) was applicable;

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       EUROCLEAR means Euroclear Bank S.A./N.V., or the successor for the time being to its business;

       EURO INTEREST DETERMINATION DATE means two TARGET Business Days before the first day of the Interest Period for which the rate will apply;

       EURO MASTER ISSUER NOTES means the Master Issuer Notes denominated in Euros;

       EVENT OF DEFAULT has the same meaning as Note Event of Default;

       EXCESS SWAP COLLATERAL means an amount (which will be transferred directly to the relevant Master Issuer Swap Provider in accordance with the relevant Master Issuer Swap Agreement) equal to the value of the collateral (or the applicable part of any collateral) provided by a Master Issuer Swap Provider to the Master Issuer in respect of that Master Issuer Swap Provider's obligations to transfer collateral to the Master Issuer under the relevant Master Issuer Swap Agreement which is in excess of that Master Issuer Swap Provider's liability under the relevant Master Issuer Swap Agreement as at the date of termination of the relevant Master Issuer Swap Agreement or which it is otherwise entitled to have returned to it under the terms of the relevant Master Issuer Swap Agreement;

       EXCHANGE ACT means the United States Securities Exchange Act of 1934, as amended;

       EXCHANGE RATE has the same meaning as the Currency Exchange Rate;

       EXTRAORDINARY RESOLUTION has the meaning set out in paragraph 27 of
       Schedule 5 to the Master Issuer Trust Deed;

       FINAL MATURITY DATE means, in respect of any Series and Class (or Sub-Class) of Master Issuer Notes, the date specified as such for such Series and Class (or Sub-Class) of Master Issuer Notes in the related Final Terms;

       FINAL REDEMPTION means the date on which all monies and other liabilities for the time being due or owing by the Master Issuer to the Note Trustee on behalf of the Noteholders have been paid in full;

       FINAL REPAYMENT DATE means, in relation to a Master Issuer Term Advance, the date specified as such in the related Master Issuer Term Advance Supplement and Final Terms;

       FINAL TERMS means, in relation to any Series of Master Issuer Notes, the final terms or US Prospectus Supplement (as applicable) issued in relation to such Series of Notes as a supplement to the Conditions and giving details of, inter alia, the amount and price of such Series of Master Issuer Notes;

       FINANCIAL ADVISER means any financial adviser selected by the Master Issuer Security Trustee to give such financial advice in relation to the Master Issuer Notes as the Master Issuer Security Trustee may request from time to time;

       FINANCIAL PERIOD means a Financial Year or any other period in respect of which accounts are required to be prepared and certified by the auditors of the relevant company to enable it to comply with all relevant legal and accounting requirements and all requirements of any stock exchange on which securities of the company are listed;

       FINANCIAL YEAR means, in the case of the Master Issuer, each twelve-month period ending on the last day of the calendar year;

       FITCH means Fitch Ratings Limited and any successor to its ratings business;

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       FIXED RATE MASTER ISSUER NOTE means a Master Issuer Note, the interest basis of which is specified in the applicable Final Terms as being fixed rate;

       FLOATING RATE MASTER ISSUER NOTE means a Master Issuer Note, the interest basis of which is specified in the applicable Final Terms as being floating rate;

       FSMA means the Financial Services and Market Act 2000 (as amended, supplemented or replaced from time to time);

       GLOBAL MASTER ISSUER NOTES means the global notes issued in respect of the Master Issuer Notes, in the form of the SEC-Registered Global Master Issuer Notes, Rule 144A Global Master Issuer Notes or the Reg S Global Master Issuer Notes, as applicable;

       ICTA means the Income and Corporation Taxes Act 1988;

       INITIAL CLOSING DATE means 28 November 2006, being the date of the first issue of Master Issuer Notes;

       INITIAL DOCUMENTATION LIST means the list of documents attached as Appendix 1 to the Programme Agreement;

       INITIAL PURCHASE AGREEMENT means each initial purchase agreement between the Master Issuer and the Initial Purchasers from time to time, the first being the initial purchase agreement dated 17 November 2006 as amended from time to time;

       INITIAL PURCHASERS means the initial purchasers of Rule 144A Master Issuer Notes and in respect of the issue of Master Issuer Notes on the Initial Closing Date means Barclays Bank PLC, Citigroup Global Markets Limited and Deutsche Bank AG, London Branch;

       INTEREST AMOUNT means the amount of interest payable on each Master Issuer Note in respect of the relevant Interest Period;

       INTEREST COMMENCEMENT DATE means:

       (a) in relation to a Series and Class (or Sub-Class) of Master Issuer Notes, the relevant Closing Date of such Master Issuer Notes or such other date as may be specified as such in the applicable Final Terms; and

       (b) in respect of a Master Issuer Term Advance, the relevant Closing Date of the related Series and Class (or Sub-Class) of Master Issuer Notes or such other date as may be specified as such in the applicable Master Issuer Term Advance Supplement;

       INTEREST DETERMINATION DATE has the same meaning as Determination Date;

       INTEREST PAYMENT DATE means, in respect of a Series and Class (or Sub-Class) of Master Issuer Notes (other than Money Market Notes), the Annual Interest Payment Dates or the Quarterly Interest Payment Dates, as applicable, and (in respect of Money Market Notes) the Monthly Interest Payment Dates, subject (in each case) to the Conditions;

       INTEREST PERIOD means:

       (a) in relation to a Series and Class (or Sub-Class) of Master Issuer Notes, the period from (and including) the relevant Interest Payment Date (or, in respect of the first Interest Period, the applicable Interest Commencement Date) to (but excluding) the next following (or first)

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              relevant Interest Payment Date (or, in respect of the last
              Interest Period, the Final Maturity Date); and

       (b) in relation to a Master Issuer Term Advance, the period from (and including) the applicable Interest Payment Date (or, in respect of the first Interest Period, the applicable Interest Commencement
              Date) to (but excluding) the next following (or first) applicable Interest Payment Date (or, in respect of the last Interest Period, the Final Repayment Date);

       ISDA MASTER AGREEMENT means the form of the 1992 ISDA Master Agreement (Multicurrency-Cross Border) as published by the International Swaps and Derivatives Association Inc.;

       ISSUE means each issue of Master Issuer Notes under the Programme, comprising one or more Series and Classes (or Sub-Classes) of Master Issuer Notes;

       LETTER OF REPRESENTATIONS means the letter of representations to DTC related to an Issue from the Principal Paying Agent and the Master Issuer;

       LIABILITY means any loss, damage, cost, charge, claim, demand, expense, judgement, decree, action, proceeding, or other liability whatsoever (including, without limitation, in respect of taxes, duties, levies and other charges) and legal fees and expenses on a full indemnity basis;

       LISTING RULES means:

       (a) in the case of Master Issuer Notes which are, or are to be admitted to the Official List, the listing rules made under section 73A of the FSMA; and

       (b) in the case of Master Issuer Notes which are, or are to be, listed on a Stock Exchange other than the London Stock Exchange, the listing rules and regulations for the time being in force for that Stock Exchange;

       LOAN PAYMENT DATE means, in respect of a Master Issuer Term Advance, the Quarterly Interest Payment Date(s) or the Annual Interest Payment Date, as applicable, specified in the Master Issuer Term Advance Supplement for the payment of interest and/or principal, subject to the terms of the Master Intercompany Loan Agreement;

       LONDON BUSINESS DAY means a day (other than a Saturday or Sunday) on which banks are generally open for business in London;

       LONDON STOCK EXCHANGE means the London Stock Exchange plc;

       LP (MP) ACT means the Law of Property (Miscellaneous Provisions) Act
       1994;

       MANAGERS means the initial subscribers for each issue of the Reg S Master Issuer Notes, including:

       (a) in respect of the 2007-2 Notes, HSBC Bank plc, Lehman Brothers International (Europe), Merrill Lynch

       International, HSBC Securities (Canada) Inc., Merrill Lynch (Canada) Inc. and Banco Santander Central Hispano, S.A.; and

       (b)    in respect of the 2007-3 Notes, Banco Santander, S.A.;

       MARGIN means, in respect of any Series and Class (or Sub-Class) of Master Issuer Notes, the amount specified as such in the related Final Terms;

       MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE means the fourth amended and restated master definitions schedule signed for the purposes of identification by Allen & Overy LLP and Slaughter and May dated on or about [ ] 2008, (as the same may be amended, restated, supplemented, replaced or novated from time to time);

       MASTER INTERCOMPANY LOAN means each loan made by the Master Issuer to Funding as recorded in a Master Issuer Term Advance Supplement under the Master Intercompany Loan Agreement on each Closing Date;

       MASTER INTERCOMPANY LOAN ACCELERATION NOTICE means an acceleration notice served by the Master Issuer Security Trustee in relation to the enforcement of the Funding Security following a Master Intercompany Loan Event of Default under the Master Intercompany Loan Agreement;

       MASTER INTERCOMPANY LOAN AGREEMENT means the amended and restated intercompany loan agreement dated on or about [o] 2008 between the Master Issuer, Funding, the Master Issuer Security Trustee and the Agent Bank;

       MASTER INTERCOMPANY LOAN EVENT OF DEFAULT means the occurrence of an event of default in relation to Funding as specified in Clause 15 of the Master Intercompany Loan Agreement;

       MASTER ISSUER means Holmes Master Issuer PLC (registered no. 5953811), a public limited company incorporated under the laws of England and Wales, whose registered office is at Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN;

       MASTER ISSUER ACCOUNT BANKS means the Master Issuer Non-Sterling Account Bank and the Master Issuer Sterling Account Bank;

       MASTER ISSUER ACCOUNT MANDATE means an account mandate delivered to a Master Issuer Account Bank pursuant to the Master Issuer Bank Account Agreement;

       MASTER ISSUER ACCOUNTS means the Master Issuer Transaction Account, any Additional Master Issuer Account, any Master Issuer Swap Collateral Account and such other bank account(s) held in the name of the Master Issuer with the prior written approval of the Master Issuer Security Trustee from time to time;

       MASTER ISSUER AVAILABLE FUNDS means, together, Master Issuer Revenue Receipts and Master Issuer Principal Receipts;

       MASTER ISSUER BANK ACCOUNT AGREEMENT means the bank account agreement dated on or about the Programme Date between the Master Issuer, the Master Issuer Cash Manager, the Master Issuer Account Banks and the Master Issuer Security Trustee (as the same may be amended, restated, supplemented, replaced or novated from time to time);

       MASTER ISSUER BANK ACCOUNTS has the same meaning as MASTER ISSUER
       ACCOUNTS;

       MASTER ISSUER CASH MANAGEMENT AGREEMENT means the cash management agreement dated on or about the Programme Date between the Master Issuer, the Master Issuer Cash Manager and the Master Issuer Security Trustee (as the same may be amended, restated, supplemented, replaced or novated from time to time);

       MASTER ISSUER CASH MANAGEMENT SERVICES means the services to be provided to the Master Issuer and the Master Issuer Security Trustee pursuant to the Master Issuer Cash Management Agreement;

       MASTER ISSUER CASH MANAGER means Abbey National PLC acting pursuant to the Master Issuer Cash Management Agreement as agent for the Master Issuer and the Master Issuer Security Trustee, to manage all cash transactions and maintain certain ledgers on behalf of the Master Issuer;

       MASTER ISSUER CASH MANAGER TERMINATION EVENT has the meaning given in Clause 11.1 of the Master Issuer Cash Management Agreement;

       MASTER ISSUER CHARGED PROPERTY means the property charged by the Master Issuer pursuant to Clause 3 of the Master Issuer Deed of Charge;

       MASTER ISSUER CORPORATE SERVICES AGREEMENT means the agreement dated on the Programme Date and made between the Corporate Services Provider, the Master Issuer, Abbey National PLC, Holdings and the Master Issuer Security Trustee for the provision by the Master Issuer Corporate Services Provider of certain corporate services and personnel to the Master Issuer (as the same may be amended, restated, supplemented, replaced or novated from time to time);

       MASTER ISSUER CORPORATE SERVICES FEE LETTER means the letter if any dated the date of the Master Issuer Corporate Services Agreement between, inter alios, the Master Issuer, the Master Issuer Security Trustee and the Corporate Services Provider, setting out the amount of fees payable to the Corporate Services Provider by the Master Issuer;

       MASTER ISSUER CURRENCY EXCHANGE RATE has the same meaning as Currency Exchange Rate;

       MASTER ISSUER DEED OF CHARGE means the further amended and restated deed of charge entered into on or about [ ] 2008 between, among others, the Master Issuer and the Master Issuer Security Trustee under which the Master Issuer charges the Master Issuer Security in favour of the Master Issuer Security Trustee for the benefit of the Master Issuer Secured Creditors (as the same may be amended, restated, supplemented, replaced or novated from time to time);

       MASTER ISSUER EXPENSE LEDGER means the ledger maintained by the Master Issuer Cash Manager pursuant to the Master Issuer Cash Management Agreement to record payments of fees received from Funding under the Master Intercompany Loan Agreement and payments out in accordance with the Master Issuer Priorities of Payments;

       MASTER ISSUER LEDGERS means the Master Issuer Revenue Ledger, the Master Issuer Principal Ledger, the Master Issuer Swap Collateral Ledger, the Master Issuer Expense Ledger and the Master Issuer Note Ledger;

       MASTER ISSUER MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE means this fourth amended and restated master issuer master definitions and construction schedule signed for the purposes of identification by Allen & Overy LLP and Slaughter and May on [ ] 2008 (as the same may be amended, restated, supplemented, replaced or novated from time to time);

       MASTER ISSUER NON-STERLING ACCOUNT means any account in a Specified Currency other than Sterling to be opened pursuant to Clause 3.1 of the Master Issuer Bank Account Agreement in the name of the Master Issuer and to be held with the Master Issuer Non-Sterling Account Bank in accordance with the Master Issuer Bank Account Agreement;

       MASTER ISSUER NON-STERLING ACCOUNT BANK means Citibank N.A. London Branch situated at Citigroup Centre, Canada Square, London E14 5LB, in its capacity as holder of the relevant Master Issuer Non-Sterling Account, in accordance with the Master Issuer Bank Account Agreement;

       MASTER ISSUER NOTEHOLDERS means the holders for the time being of the Master Issuer Notes;

       MASTER ISSUER NOTES means the Class A Master Issuer Notes, the Class B Master Issuer Notes, the Class M Master Issuer Notes, the Class C Master Issuer Notes and the Class D Master Issuer Notes, in each case of any Series;

       MASTER ISSUER NOTE LEDGER means the ledger maintained by the Master Issuer Cash Manger pursuant to the Master Issuer Cash Management Agreement to record payments made under each Series and Class (or Sub-Class) of Notes;

       MASTER ISSUER ORDER means a written order or request signed in the name of the Master Issuer by two directors of the Master Issuer;

       MASTER ISSUER PAYING AGENT AND AGENT BANK AGREEMENT means the amended and restated paying agent and agent bank agreement entered into on or about the 2007-1 Closing Date between the Master Issuer, the Principal Paying Agent, the Agent Bank, the US Paying Agent, the Registrar, the Transfer Agent, the Note Trustee and the Master Issuer Security Trustee which sets out the appointment of the Paying Agents, the Registrar, the Transfer Agent and the Agent Bank for the Master Issuer Notes (as the same may be amended, restated, supplemented, replaced or novated from time to time);

       MASTER ISSUER POST-ENFORCEMENT CALL OPTION DEED means the master issuer post-enforcement call option deed entered into on the Programme Date between the Master Issuer, the Master Issuer Post-Enforcement Call Option Holder and the Master Issuer Security Trustee and the Note Trustee under which the Note Trustee agrees on behalf of the Noteholders that following enforcement of the Master Issuer Security, the Master Issuer Post-Enforcement Call Option Holder may call for the Master Issuer Notes (as the same may be amended, restated, supplemented replaced or novated from time to time);

       MASTER ISSUER POST-ENFORCEMENT CALL OPTION HOLDER means PECOH Limited;

       MASTER ISSUER POST-ENFORCEMENT PRIORITY OF PAYMENTS means the order of priority of payments in which the Master Issuer Available Funds will be applied following the service of a Note Enforcement Notice and a Master Intercompany Loan Acceleration Notice, as described in Clause 7.2 of the Master Issuer Deed of Charge;

       MASTER ISSUER PRE-ENFORCEMENT PRINCIPAL PRIORITY OF PAYMENTS means the order of priority of payments in which the Master Issuer Principal Receipts will be applied until enforcement of the Master Issuer Security and as set out in paragraph 4 of Schedule 2 to the Master Issuer Cash Management Agreement;

       MASTER ISSUER PRE-ENFORCEMENT PRIORITY OF PAYMENTS means the Master Issuer Pre-Enforcement Principal Priority of Payments and the Master Issuer Pre-Enforcement Revenue Priority Payments;

       MASTER ISSUER PRE-ENFORCEMENT REVENUE PRIORITY OF PAYMENTS means the order of priority of payments in which the Master Issuer Revenue Receipts will be applied until enforcement of the Master Issuer Security and as set out in paragraph 3 of Schedule 2 to the Master Issuer Cash Management Agreement;

       MASTER ISSUER PRINCIPAL LEDGER means the ledger maintained by the Master Issuer Cash Manager pursuant to the Master Issuer Cash Management Agreement to record the Master Issuer Principal Receipts standing to the credit of the Master Issuer Transaction Account from time to time;

       MASTER ISSUER PRINCIPAL RECEIPTS means the sum of all principal amounts repaid by Funding to the Master Issuer under the terms of the Master Intercompany Loan Agreement during the relevant

       Interest Period, and/or the sum otherwise recovered by the Master Issuer Security Trustee (or the receiver appointed on its behalf) in relation to the principal balance;

       MASTER ISSUER PRIORITY OF PAYMENTS means, the Master Issuer Pre-Enforcement Revenue Priority of Payments, the Master Issuer Pre-Enforcement Principal Priority of Payments and the Master Issuer Post-Enforcement Priority of Payments;

       MASTER ISSUER REVENUE LEDGER means the ledger maintained by the Master Issuer Cash Manager pursuant to the Master Issuer Cash Management Agreement to record the Master Issuer Revenue Receipts standing to the credit of the Master Issuer Transaction Account from time to time;

       MASTER ISSUER REVENUE RECEIPTS means an amount equal to the sum of:

       (a) interest paid by Funding on the relevant Funding Interest Payment Date in respect of the Master Issuer Term Advances under the Master Intercompany Loan Agreement;

       (b) fees to be paid by Funding on the relevant Funding Interest Payment Date under the terms of the Master Intercompany Loan Agreement;

       (c) interest payable on the Master Issuer Accounts (but excluding any interest in respect of collateral) and any Authorised Investments in respect thereof which will be received on or before the relevant Quarterly Interest Payment Date in respect of the Notes;

       (d) other net income of the Master Issuer including amounts received or to be received under the Master Issuer Swap Agreements on or before the relevant Quarterly Interest Payment Date (including any amounts received by the Master Issuer in consideration of it entering into a replacement Master Issuer Swap Agreement but excluding (i) termination amounts paid to the Master Issuer under a Master Issuer Swap Agreement, (ii) any Excess Swap Collateral which shall be returned directly to the relevant Master Issuer Swap Provider, as set out under any Master Issuer Swap Agreement and (iii) in respect of each Master Issuer Swap Provider, prior to the designation of an early termination date under the relevant Master Issuer Swap Agreement and the resulting application of the collateral by way of netting or set-off, an amount equal to the value of all collateral (other than Excess Swap Collateral) provided by such Master Issuer Swap Provider to the Master Issuer pursuant to the relevant Master Issuer Swap Agreement (and any interest or distributions in respect thereof)); and

       (e) any additional amount the Master Issuer receives from any taxing authority on account of amounts paid to that taxing authority for and on account of tax by an Master Issuer Swap Provider under an Master Issuer Swap Agreement;

       MASTER ISSUER SECURED CREDITORS means the Master Issuer Security Trustee, the Noteholders (including any Couponholders, Talonholders and Receiptholders), the Master Issuer Swap Providers, the Note Trustee, the Master Issuer Account Bank, the Paying Agents, the Registrar, the Transfer Agent, the Agent Bank, the Master Issuer Corporate Services Provider, the Master Issuer Cash Manager and any new creditor who accedes to the Master Issuer Deed of Charge from time to time under a deed of accession or a supplemental deed;

       MASTER ISSUER SECURED LIABILITIES means all present and future obligations and liabilities (whether actual or contingent and whether owed jointly or severally or in any other capacity) of the Master Issuer to the Master Issuer Secured Creditors under each Master Issuer Transaction Document;

       MASTER ISSUER SECURITY means the security granted by the Master Issuer under the Master Issuer Deed of Charge in favour of the Master Issuer Secured Creditors;

       MASTER ISSUER SECURITY PERIOD means the period beginning on the date of the Master Issuer Deed of Charge and ending on the date on which all the Master Issuer Secured Liabilities have been unconditionally and irrevocably paid and discharged in full;

       MASTER ISSUER SECURITY POWER OF ATTORNEY means the power of attorney granted by the Master Issuer in favour of the Master Issuer Security Trustee under the Master Issuer Deed of Charge on the Programme Date substantially in the form set out in Schedule 4 to the Master Issuer Deed of Charge;

       MASTER ISSUER SECURITY TRUSTEE means The Bank of New York whose London branch address is at 40th Floor, One Canada Square, London E14 5AL or such other person as may from time to time be appointed as Master Issuer Security Trustee (or co-trustee) pursuant to the Master Issuer Deed of Charge;

       MASTER ISSUER STERLING ACCOUNT means the Master Issuer Transaction Account or any Additional Master Issuer Account to be opened pursuant to Clause 3.1 of the Master Issuer Bank Account Agreement in the name of the Master Issuer and to be held with the Master Issuer Sterling Account Bank in accordance with the Master Issuer Bank Account Agreement;

       MASTER ISSUER STERLING ACCOUNT BANK means Abbey National PLC, in its capacity as holder of the Master Issuer Transaction Account, situated at 21 Prescott Street, London, E1 8AD and any Additional Master Issuer Account and such other account bank as may be appointed from time to time pursuant to the Master Issuer Bank Account Agreement;

       MASTER ISSUER SUB-PAYING AGENCY AGREEMENT means the sub-paying agency agreement entered into on or about the 2007-2 Closing Date between the Master Issuer, the Principal Paying Agent, the Note Trustee, the Master Issuer Security Trustee and the Sub-paying Agent (as the same may be amended, restated, supplemented, replaced or novated from time to time);

       MASTER ISSUER SWAP AGREEMENT means, in respect of a Series and Class (or Sub-Class) of Notes, the ISDA Master Agreement, schedules and confirmations relating to the relevant Master Issuer Swaps to be entered into on or before the relevant Closing Date in respect of such Series and Class (or Sub-Class) of Master Issuer Notes between the Master Issuer, the relevant Master Issuer Swap Provider and Master Issuer Security Trustee (as amended, restated, supplemented, replaced and/or novated from time to time);

       MASTER ISSUER SWAP COLLATERAL ACCOUNT means any account opened with the Master Issuer Sterling Account Bank for the purposes of holding collateral posted by a Master Issuer Swap Provider pursuant to any of the Master Issuer Swap Agreements in accordance with the provisions of clause
       3.3 of the Master Issuer Bank Account Agreement and governed by an agreement on substantially the same terms as the Master Issuer Bank Account Agreement;

       MASTER ISSUER SWAP COLLATERAL ANCILLARY DOCUMENTS means any document (including, without limitation, any custodial agreement or bank account agreement but excluding the Master Issuer Swap Agreements, the Master Issuer Cash Management Agreement and the Master Issuer Deed of Charge) as may be entered into by the Master Issuer from time to time in connection with the Swap Collateral;

       MASTER ISSUER SWAP COLLATERAL CASH ACCOUNT means any Master Issuer Swap Collateral Account opened for the purpose of holding Swap Collateral in cash and maintained in accordance with the terms of the Master Issuer Cash Management Agreement;

       MASTER ISSUER SWAP COLLATERAL LEDGER means the ledger maintained by the Master Issuer Cash Manager pursuant to the Master Issuer Cash Management Agreement to record the Swap Collateral standing to the credit of the Master Issuer Swap Collateral Account from time to time;

       MASTER ISSUER SWAP COLLATERAL SECURITIES ACCOUNT means any Master Issuer Swap Collateral Account opened for the purpose of holding Swap Collateral in the form of securities and maintained in accordance with the terms of the Master Issuer Cash Management Agreement;

       MASTER ISSUER SWAP EXCLUDED TERMINATION AMOUNT means, in relation to any Master Issuer Swap Agreement, an amount equal to:

       (a) the amount of any termination payment due and payable to the relevant Master Issuer Swap Provider as a result of an Master Issuer Swap Provider Default or to the relevant Master Issuer Swap Provider following an Master Issuer Swap Provider Downgrade Termination Event;

              less

       (b) the amount, if any, received by the Master Issuer from a replacement swap provider upon entry by the Master Issuer into an agreement with such replacement swap provider to replace such Master Issuer Swap Agreement which has terminated as a result of such Master Issuer Swap Provider Default or following the occurrence of such Master Issuer Swap Provider Downgrade Termination Event;

       MASTER ISSUER SWAP GUARANTEE means any guarantee given in further security of the obligations of a Master Issuer Swap Provider under a Master Issuer Swap Agreement.

       MASTER ISSUER SWAP PROVIDER means, in respect of a Series and Class (or Sub-Class) of Notes, any entity identified as such in the relevant Final Terms;

       MASTER ISSUER SWAP PROVIDER DEFAULT means the occurrence of an Event of Default (as defined in the relevant Master Issuer Swap Agreement) where an Master Issuer Swap Provider is the Defaulting Party (as defined in the relevant Master Issuer Swap Agreement);

       MASTER ISSUER SWAP PROVIDER DOWNGRADE TERMINATION EVENT means the occurrence of an Additional Termination Event (as defined in the relevant Master Issuer Swap Agreement) following the failure by an Master Issuer Swap Provider to comply with the requirements of the ratings downgrade provisions set out in the relevant Master Issuer Swap Agreement;

       MASTER ISSUER SWAPS means the swap transactions which will entitle the Master Issuer to receive and pay amounts under the Master Intercompany Loan in Sterling and to receive and pay amounts under the Master Issuer Notes not denominated in Sterling in the applicable Specified Currency and/or which will hedge the Master Issuer's payment obligations against movements in interest rates where there is a possible difference between an interest rate applicable to amounts received by the Master Issuer under a Master Issuer Term Advance and the interest rate applicable to amounts to be paid by the Master Issuer in respect of the related Series and Class (or Sub-Class) of Notes;

       MASTER ISSUER TERM ADVANCE SUPPLEMENT or TERM ADVANCE SUPPLEMENT means, in relation to any Master Issuer Term Advance, the document between, amongst others, Funding and the Master Issuer recording the principal terms of such Master Issuer Term Advance;

       MASTER ISSUER TERM ADVANCES or TERM ADVANCES means the AAA Master Issuer Term Advances, the AA Master Issuer Term Advances, the A Master Issuer Term Advances, the BBB Master Issuer Term Advances and the BB Master Issuer Term Advances, if any, being the advances made by the Master Issuer to Funding pursuant to the Master Intercompany Loan Agreement, each being funded from proceeds received by the Master Issuer from the issue of a Series and Class (or Sub-Class) of Master Issuer Notes;

       MASTER ISSUER TRANSACTION ACCOUNTS means the Master Issuer Sterling Account, the Master Issuer Non-Sterling Accounts (or such other accounts at such other banks as may become a Master Issuer Transaction Account in accordance with the Transaction Documents);

       MASTER ISSUER TRANSACTION ACCOUNT MANDATES means the Master Issuer Sterling Account Mandate and the Master Issuer Non-Sterling Account Mandate;

       MASTER ISSUER TRANSACTION DOCUMENTS means those Transaction Documents to which the Master Issuer is a party, including the Master Intercompany Loan Agreement (including each Master Issuer Term Advance Supplement), the Master Issuer Trust Deed (including each supplemental trust deed supplemental thereto or any other trust deed constituting any Note at any time), the Master Issuer Paying Agent and Agent Bank Agreement, the Master Issuer Sub-paying Agency Agreement, the Master Issuer Deed of Charge, the Master Issuer Cash Management Agreement, each Master Issuer Swap Agreement, the Master Issuer Bank Account Agreement, the Master Issuer Post-Enforcement Call Option Agreement, the Master Issuer Corporate Services Agreement, any Swap Disclosure Agreements, any Master Issuer Swap Collateral Ancillary Document, the Programme Agreement, each Subscription Agreement, each Initial Purchase Agreement, each Underwriting Agreement and each other document entered into or to be entered into by the Master Issuer pursuant to or in connection with any of the above documents (including each document under which the Master Issuer assumes any obligations to any New Master Issuer Secured Creditor and any agreement entered into by the Master Issuer as a replacement of any of the above agreements upon the termination thereof;

       MASTER ISSUER TRUST DEED means the further amended and restated master issuer trust deed entered into on or about the 2007-2 Closing Date between the Master Issuer and the Note Trustee constituting the Notes (as the same may be amended, restated, supplemented, replaced or novated from time to time);

       MASTER ISSUER'S CERTIFICATE means a certificate signed in the name of the Master Issuer by two directors of the Master Issuer;

       MONEYLINE TELERATE PAGE 3750 means the display designated as Page 3750; and "Moneyline Telerate Page 3740" means the display designated as Page 3740 and "Moneyline Telerate Page 248" means the display designated as Page 248, in each case on the Telerate Service (or such other pages as may replace Page 3750 or Page 3740 or Page 248 on that service or such other service as may be nominated by the British Bankers' Association (including the Reuters Screen) as the information vendor for the purposes of displaying British Bankers' Association Interest Settlement Rates for deposits in the currency concerned);

       MONEY MARKET NOTES means notes which will be "Eligible Securities" within the meaning of Rule 2a-7 under the United States Investment Company Act of 1940, as amended;

       MONTHLY INTEREST PAYMENT DATE means, in respect of any Money Market Notes, each monthly date specified in the applicable Final Terms for the payment of interest and/or principal until the occurrence of a Pass-Through Trigger Event and, following such occurrence, the Quarterly Interest Payment Dates as specified in the applicable Final Terms for the payment of interest and/or principal subject, in each case, to the appropriate Business Day Convention, if any, specified in the applicable Final Terms;

       MOODY'S means Moody's Investors Service Limited and any successor to its rating business;

       NEW DEALER means any entity appointed as an additional Dealer in accordance with Clause 11 of the Programme Agreement;

       NEW MASTER ISSUER SECURED CREDITOR means a creditor of the Master Issuer that has become a Master Issuer Secured Creditor by entering into an Accession Deed in or substantially in the form set out in Schedule 3 to the Master Issuer Deed of Charge;

       NEW YORK BUSINESS DAY means a day (other than a Saturday or a Sunday) on which banks are generally open for business in the city of New York;

       NON-STERLING MASTER ISSUER NOTES means any Master Issuer Notes denominated in a currency other than Sterling;

       NOTE DETERMINATION DATE shall have the meaning given to that term in the Conditions;

       NOTE ENFORCEMENT NOTICE means, as applicable, a class A note enforcement notice, a class B note enforcement notice, a class C note enforcement notice, a class M note enforcement notice and/or a class D note enforcement notice, each as defined in Condition 9 of the Notes;

       NOTE EVENT OF DEFAULT means, as applicable, a class A note event of default, a class B note event of default, a class C note event of default, a class M note event of default and/or a class D note event of default each as defined in Condition 9, of the Notes;

       NOTEHOLDERS means the holders for the time being of the Master Issuer Notes;

       NOTE PRINCIPAL PAYMENT means, in respect of a Master Issuer Note, the amount of each principal payment payable on that Master Issuer Note;

       NOTE TRUSTEE means The Bank of New York, acting through its London Branch having its principal office at 40th Floor One Canada Square, London E14 5AL acting as Note Trustee under the terms of the Master Issuer Trust Deed, or such other person as may from time to time be appointed as Note Trustee (or co-trustee) pursuant to the Master Issuer Trust Deed;

       NOTICE means, in respect of notice being or to be given to the Noteholders, a notice duly given in accordance with Condition 14;

       OFFICERS' CERTIFICATE means an officers' certificate furnished by the Master Issuer to the Note Trustee and/or the Master Issuer Security Trustee (as appropriate) and complying with the provisions of section 314 of the Trust Indenture Act;

       OFFICIAL LIST means has the meaning given that term in section 103 of the FSMA;

       OPINION OF COUNSEL means an opinion of counsel furnished by the Master Issuer to the Note Trustee and/or the Master Issuer Security Trustee (as appropriate) and complying with the provisions of section 314 of the Trust Indenture Act;

       OPTION has the meaning given to it in Clause 2.2 of the Master Issuer Post-Enforcement Call Option Deed;

       OPTION EXERCISE DATE has the meaning ascribed to that expression in Clause 2.1 of the Master Issuer Post-Enforcement Call Option Deed;

       OUTSTANDING means, in relation to the Master Issuer Notes of the relevant Series and Class/es (or Sub-Class/es), all the Master Issuer Notes issued other than:

       (a) those Master Issuer Notes which have been redeemed in full pursuant to the Master Issuer Trust Deed;

       (b) those Master Issuer Notes in respect of which the date for redemption in accordance with the Conditions has occurred and the redemption moneys (including premium (if any) and all interest payable thereon) have been duly paid to the Note Trustee or to the Principal Paying Agent or the Registrar, as applicable, in the manner provided in the Master Issuer Paying Agent and Agent Bank Agreement (and where appropriate notice to that effect has been given to the relevant Noteholders in accordance with the Conditions) and remain available for payment against presentation of the relevant Master Issuer Notes;

       (c) those Master Issuer Notes which have become void under Condition 7 (Prescription);

       (d) those mutilated or defaced Master Issuer Notes which have been surrendered and cancelled and in respect of which replacements have been issued pursuant to Condition 13 (Replacement of Issuing Entity Notes);

       (e) (for the purpose only of ascertaining the Principal Amount Outstanding of the Master Issuer Notes outstanding and without prejudice to the status for any other purpose of the relevant Master Issuer Notes) those Master Issuer Notes which are alleged to have been lost, stolen or destroyed and in respect of which replacements have been issued pursuant to Condition 13 (Replacement of Issuing Entity Notes); and

       (f) any Global Master Issuer Note to the extent that it shall have been exchanged for another Global Master Issuer Note in respect of the Notes of the relevant Series and Class/es (or Sub-Class/es) or for the Master Issuer Notes of the relevant Series and Class/es (or Sub-Class/es) in definitive form pursuant to its provisions, provided that for each of the following purposes, namely:

       (i) the right to attend and vote at any meeting of the Noteholders of any Series and/or Class/es, an Extraordinary Resolution in writing as envisaged by paragraph 1 of Schedule 5 of the Master Issuer Trust Deed and any direction or request by the holders of Master Issuer Notes of any Series and/or Class/es;

       (ii) the determination of how many and which Notes are for the time being outstanding for the purposes of Clause 10.1 of the Master Issuer Trust Deed, Conditions 9 (Events of Default) and 10 (Enforcement of Issuing Entity Notes) and paragraphs 2, 5 and 6 of
              Schedule 5 to the Master Issuer Trust Deed;

       (iii) any right, discretion, power or authority (whether contained in the Master Issuer Trust Deed, any other Transaction Document or vested by operation of law) which the Note Trustee is required, expressly or impliedly, to exercise in or by reference to the interests of the Noteholders or any Series and/or Class/es thereof; and

       (iv) the determination by the Note Trustee whether any event, circumstance, matter or thing is, in its opinion, materially prejudicial to the interests of the Noteholders or any Class or Classes thereof, those Master Issuer Notes (if any) which are for the time being held by or on behalf of or for the benefit of the Master Issuer, Funding, the Mortgages Trustee or the Seller, any holding company of any of them or any other Subsidiary of any of them or of such holding company, in each case as beneficial owner, shall (unless and until ceasing to be so held) be deemed not to remain outstanding;

       PAYING AGENTS means the Principal Paying Agent and the US Paying Agent;

       POOL FACTOR has the meaning given to it in Condition 5.3 (Note Principal Payments, Principal Amount Outstanding and Pool Factor);

       POTENTIAL NOTE EVENT OF DEFAULT means any condition, event or act which, with the lapse of time and/or the giving of any notice, would constitute a Note Event of Default;

       PRINCIPAL AMOUNT OUTSTANDING is calculated as set out in Condition 5.3 (Note Principal Payments, Principal Amount Outstanding and Pool Factor);

       PRINCIPAL PAYING AGENT means The Bank of New York, acting through its London Branch in its capacity as principal paying agent in the United Kingdom pursuant to the Master Issuer Paying Agent and Agent Bank Agreement;

       PROGRAMME means the residential mortgage - backed note issuance programme established by or otherwise contemplated in the Programme Agreement and the Master Issuer Trust Deed;

       PROGRAMME AGREEMENT means the agreement entered into on 17 November 2006 and made between the Master Issuer, Abbey, the Mortgages Trustee, Funding, the Dealers named therein and any new dealer appointed under the agreement from time to time (as the same may be amended, restated, supplemented, replaced or novated from time to time);

       PROGRAMME DATE means 28 November 2006;

       PROGRAMME RESOLUTION has the meaning set out in paragraph 27 of Schedule 5 to the Master Issuer Trust Deed;

       PROSPECTUS means, in relation to the Master Issuer Notes, the Base Prospectus dated [ ] 2008, as amended or supplemented from time to time, relating to the establishment of the Programme as supplemented by the Final Terms relating to each Series and Class (or Sub-Class) of Master Issuer Notes;

       QUARTERLY INTEREST PAYMENT DATE means in respect of a Series and Class (or Sub-Class) of Master Issuer Notes (other than Money Market Notes), each quarterly date specified in the applicable Final Terms for the payment of interest and/or principal subject to the appropriate Business Day Convention, if any, specified in the applicable Final Terms;

       RATE OF INTEREST means, in relation to any Series and Class (or Sub-Class) of Master Issuer Notes, the rate or rates (expressed as a percentage per annum) of interest payable in respect of such Master Issuer Notes specified in the applicable Final Terms or calculated and determined in accordance with the applicable Final Terms;

       RATING AGENCIES means Standard & Poor's Rating Services, a division of the McGraw-Hill Companies Inc., Moody's Investors Service Limited and Fitch Ratings Ltd.;

       RECEIVER means any person or persons appointed (and any additional person or persons appointed or substituted) as an administrative receiver, receiver, manager, or receiver and manager of the Master Issuer Charged Property by the Master Issuer Security Trustee pursuant to the Master Issuer Deed of Charge and/or of the Funding Charged Property by the Security Trustee pursuant to the Funding Deed of Charge;

       RECORD DATE means in respect of the Definitive Notes the 15th day prior to each Interest Payment Date;

       REFERENCE BANKS means the principal London office of each of ABN Amro Bank N.V., Barclays Bank PLC, Citibank N.A. and the Royal Bank of Scotland plc and/or such other bank as may be appointed as a reference bank from time to time pursuant to the Master Issuer Paying Agent and Agent Bank Agreement;

       REGISTER means the register of noteholders kept by the Registrar and which records the identity of each Noteholder and the number of Master Issuer Notes of any Series and Class (or Sub-Class) which each Noteholder owns;

       REGISTRAR means The Bank of New York (Luxembourg) S.A. in its capacity as the registrar appointed by the Master Issuer under the Master Issuer Paying Agent and Agent Bank Agreement to record the holders of Notes;

       REG S means Regulation S under the Securities Act;

       REG S DEFINITIVE NOTES means Reg S Master Issuer notes in definitive form;

       REG S GLOBAL MASTER ISSUER NOTES means each Reg S Master Issuer Note represented on issue by a global note in registered form for the relevant class;

       REG S MASTER ISSUER NOTES means each Class of Master Issuer Notes sold in reliance on Regulation S;

       REG S PROSPECTUS means the Base Prospectus (including any supplementary prospectus) together with the UK wrap related to an Issue of Master Issuer Notes when read with the applicable Final Terms;

       REGULATIONS means as the context may require either (i) the Unfair Terms in Consumer Contracts Regulations 1999 and/or, as applicable, the Unfair Terms in Consumer Contracts Regulations 1994 or (ii) the Regulations set out in Schedule 2 to the Master Issuer Paying Agent and Agent Bank Agreement;

       REMARKETING AGREEMENT means a remarketing agreement (if any) entered into on or about a Closing Date between the Master Issuer, the Remarketing Bank, the Conditional Purchaser and the Master Issuer Cash Manager;

       REMARKETING BANK means, in relation to a Series of Class A Master Issuer Notes, the person (if any) specified as such in the applicable Final Terms;

       REPAYMENT DATE means the date when the Master Issuer Notes have been redeemed in full;

       RULE 144A means Rule 144A under the Securities Act;

       RULE 144A DEFINITIVE NOTES means Rule 144A Master Issuer Notes in definitive form;

       RULE 144A GLOBAL MASTER ISSUER NOTES means each Rule 144A Master Issuer Note represented on issue by a global note in registered form for the relevant Class;

       RULE 144A MASTER ISSUER NOTES means each Class of Master Issuer Notes sold in reliance on Rule 144A;

       SCHEDULED AMORTISATION INSTALMENT means, in respect of each Master Issuer Term Advance that is a Scheduled Amortisation Master Issuer Term Advance and in respect of the corresponding Series and Class (or Sub-Class) of Scheduled Redemption Master Issuer Notes, the instalment amounts specified as applying to such Master Issuer Term Advance and related Series and Class (or Sub-Class) of Master Issuer Notes in the applicable Final Terms;

       SCHEDULED REDEMPTION DATES means, in respect of a Series and Class (or Sub-Class) of Master Issuer Notes, the Interest Payment Dates, if any, specified as such for such Master Issuer Notes in the applicable Final Terms for the repayment of principal, subject to the Conditions;

       SCHEDULED REPAYMENT DATES means, in respect of any Scheduled Repayment Master Issuer Term Advance, the Interest Payment Dates specified as such in the applicable Master Issuer Term Advance Supplement for the repayment of principal;

       SEC means the United States Securities and Exchange Commission;

       SEC-REGISTERED DEFINITIVE NOTES means SEC-Registered Master Issuer Notes in definitive form;

       SEC-REGISTERED GLOBAL MASTER ISSUER NOTES means each SEC-Registered Master Issuer Note represented on issue by a global note in registered form for the relevant Class;

       SEC-REGISTERED MASTER ISSUER NOTES means each class of Master Issuer Notes which is registered with the SEC under the Securities Act;

       SECURITIES ACT means the United States Securities Act of 1933, as amended;

       SECURITY INTEREST means any mortgage, sub-mortgage, standard security, charge, sub-charge, assignment, assignation in security, pledge, lien, right of set-off or other encumbrance or security interest;

       SENIOR LIABILITIES means the items listed in paragraphs (a) and (c) to
       (i) (inclusive) of the Master Issuer Pre-Enforcement Revenue Priority of Payments;

       SERIES means any Class of Master Issuer Notes issued on a given day and any Class of Master Issuer Notes issued on any other day which in each case: (a) is expressed to be consolidated; and (b) is identical in all respects (including as to listing) except for Closing Date, Interest Commencement Date and issue price with any Class of Master Issuer Notes issued on such given day;

       SERIES AND CLASS means a particular Class of Master Issuer Notes of a given Series;

       SPECIFIED CURRENCY means, in respect of any Series or Class of Master Issuer Notes, the currency or currencies specified as such for such Master Issuer Notes in the applicable Final Terms;

       SPECIFIED OFFICE means, as the context may require, in relation to any of the Agents, the office specified against the name of such Agent in the Master Issuer Paying Agent and Agent Bank Agreement or such other specified notice as may be notified to the Master Issuer and the Note Trustee pursuant to the Master Issuer Paying Agent and Agent Bank Agreement;

       STANDARD & POOR'S means Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. and any successor to its ratings business;

       STERLING-LIBOR or LIBOR means the London Interbank Offered Rate for sterling deposits, as determined by the Agent Bank on the following basis:

       (a) on the applicable Determination Date, the Agent Bank will determine the arithmetic mean, rounded upwards to five decimal places, of the offered quotations to leading banks in the London inter-bank market for sterling deposits for the relevant period specified in the applicable Final Terms (or, in the case of the first Interest Period, the linear interpolation of the arithmetic mean of such offered quotations for such period as specified in the applicable Final Terms for sterling deposits (rounded upwards, if necessary, to five decimal places)).

              This will be determined by reference to the display as quoted on the Moneyline Telerate Screen No. 3750. If the Telerate Screen No. 3750 stops providing these quotations, the replacement service for the purposes of displaying this information will be used. If the replacement service stops displaying the information, another page as determined by the Master Issuer with the approval of the Note Trustee will be used.

              In each of these cases, the determination will be made as at or about 11.00 a.m., London time, on that date; This is called the screen rate for LIBOR or Sterling LIBOR;

       (b) if, on any such Determination Date, the screen rate is unavailable, the Agent Bank will:

              (i) request the principal London office of each of the Reference Banks to provide the Agent Bank with its offered quotation to leading banks for sterling deposits of the equivalent amount, and for the relevant period, in the London inter-bank market as at or about 11.00 a.m. (London time); and

              (ii) calculate the arithmetic mean, rounded upwards to five decimal places, of those quotations;

       (c) if, on any such Determination Date, the screen rate is unavailable and only two or three of the Reference Banks provide offered quotations, the relevant rate for that Interest Period will be the arithmetic mean of the quotations as calculated in paragraph (b); and

       (d) if, on any such Determination Date, fewer than two Reference Banks provide quotations, the Agent Bank will consult with the Note Trustee and the Master Issuer for the purpose of agreeing a total of two banks to provide such quotations and the relevant rate for that Interest Period will be the arithmetic mean of the quotations as calculated in paragraph (b). If no such banks are agreed then the relevant rate for that Interest Period will be the rate in effect for the last preceding Interest Period for which paragraph
              (a) or (b) was applicable;

       STERLING MASTER ISSUER NOTES means the Master Issuer Notes denominated in Sterling;

       SUB-CLASS means any sub-class of a Series and Class (or Sub-Class) of Master Issuer Notes;

       SUB-PAYING AGENT means BNY Trust Company of Canada;

       SUBSCRIPTION AGREEMENT means an agreement supplemental to the Programme Agreement or substantially in the form set out in the Programme Agreement or such other form as may be agreed between the Master Issuer and the Managers in relation to the subscription of Reg S Master Issuer Notes;

       SUBSIDIARY means (a) a subsidiary within the meaning of section 736 of the Companies Act 1985, and (b) unless the context requires otherwise, a subsidiary undertaking within the meaning of section 258 of the Companies Act 1985;

       SUCCESSOR AGENT means any successor to any Agent who may be appointed by the Master Issuer under the Master Issuer Paying Agent and Agent Bank Agreement;

       SUCCESSOR AGENT BANK means any successor to the Agent Bank who may be appointed by the Master Issuer under the Master Issuer Paying Agent and Agent Bank Agreement;

       SUCCESSOR PAYING AGENT means any successor to any Paying Agent who may be appointed by the Master Issuer under the Master Issuer Paying Agent and Agent Bank Agreement;

       SUCCESSOR PRINCIPAL PAYING AGENT means any successor to the Principal Paying Agent who may be appointed by the Master Issuer under the Master Issuer Paying Agent and Agent Bank Agreement;

       SUCCESSOR US PAYING AGENT means any successor to the US Paying Agent who may be appointed by the Master Issuer under the Master Issuer Paying Agent and Agent Bank Agreement;

       SWAP COLLATERAL means, at any time, any asset (including, without limitation, cash and/or securities) which is paid or transferred by a Master Issuer Swap Provider to, or held by, the Master Issuer as collateral to secure the performance by such Master Issuer Swap Provider of its obligations under the relevant Master Issuer Swap Agreement together with any income or distribution received in respect of such asset (if the Master Issuer is entitled to retain the same);

       SWAP DISCLOSURE AGREEMENT means any agreement between inter alios, a Master Issuer Swap Provider and the Master Issuer for the purposes of agreeing such Master Issuer Swap Provider's reporting requirements in respect of information contained in the US Prospectus;

       SWAP REPLACEMENT PAYMENT means the amount, if any, received by the Master Issuer by a replacement swap provider as consideration for its entry into a replacement swap agreement with the Master Issuer;

       TARGET BUSINESS DAY means a day on which the TransEuropean Automated Realtime Gross Settlement Express Transfer (TARGET) system is open;

       TERMS AND CONDITIONS has the same meaning as Conditions;

       TRANSACTION means the transaction contemplated by the Transaction Documents;

       TRANSACTION DOCUMENTS means the Master Issuer Transaction Documents, the previous intercompany loan agreements, the current start-up loan agreements, the previous swap agreements, other documents relating to the issue of previous notes by the previous issuing entities and any new intercompany loan agreements, new start-up loan agreements, new swap agreements, other documents relating to issues of new notes by new issuing entities, the mortgages trustee guaranteed investment contract and all other agreements referred to therein;

       TRANSFER AGENT means The Bank of New York (Luxembourg) S.A., at Aerogolf Center, 1A, Hoehenhof, L-1736 Senningerberg, Luxembourg, in its capacity as the transfer agent appointed by the Master Issuer under the Master Issuer Paying Agent and Agent Bank Agreement to administer the transfer of Master Issuer Notes;

       TRUSTEE ACTS means the Trustee Act 1925 and the Trustee Act 2000 of England and Wales;

       UK LISTING AUTHORITY means the Financial Services Authority in its capacity as competent authority under the Financial Services and Markets Act 2000;

       UNDERWRITING AGREEMENT means each underwriting agreement between the Master Issuer and the Underwriters from time to time, the first being the underwriting agreement dated 19 March 2007;

       UNDERWRITERS means the underwriters of each issue of SEC-Registered Master Issuer Notes and, in respect of the 2007-2 Notes, means HSBC Securities (USA) Inc., Lehman Brothers Inc, and Merrill Lynch, Pierce, Fenner & Smith Incorporated;

       USD-LIBOR means the London Interbank Offered Rate for dollar deposits, as determined by the Agent Bank on the following basis:

       (a) on the Determination Date applicable to the relevant Series and Class (or Sub-Class) of Master Issuer Notes as specified in the relevant Final Terms, the Agent Bank will determine the arithmetic mean, rounded upwards to five decimal places, of the offered quotations to leading banks for US dollar deposits for the relevant period as specified in the relevant Final Terms. The USD-LIBOR for the first Interest Period shall be the linear interpolation of the arithmetic mean of such offered quotations for such period in respect of such Notes as specified in the relevant Final Terms for US dollar deposits (rounded upwards, if necessary, to five decimal places).

              This will be determined by reference to the display as quoted on the Moneyline Telerate Screen No. 3750. If the Telerate Screen No. 3750 stops providing these quotations, the replacement service for the purposes of displaying this information will be used. If the replacement service stops displaying the information, another page as determined by the Master Issuer with the approval of the Note Trustee will be used. In each of these cases, the determination will be made as at or about 11.00 a.m., London time, on that date. This is called the screen rate for the applicable Series and Class (or Sub-Class) of Master Issuer Notes;

       (b) if, on any such Note Determination Date, the screen rate is unavailable, the Agent Bank will:

              (i) request the principal London office of each of the Reference Banks to provide the Agent Bank with its offered quotation to leading banks for US dollar deposits of the equivalent amount and for the relevant period, in the London inter-bank market as at or about 11.00 a.m. (London time); and

              (ii) calculate the arithmetic mean, rounded upwards to five decimal places, of those quotations;

       (c) if, on any such Note Determination Date, the screen rate is unavailable and only two or three of the Reference Banks provide offered quotations, the relevant rate for that Interest Period will be the arithmetic mean of the quotations as calculated in
              (b); and

       (d) if, on any such Note Determination Date, fewer than two Reference Banks provide quotations, the Agent Bank will consult with the Note Trustee and the Master Issuer for the purpose of agreeing a total of two banks to provide such quotations and the relevant rate for that Interest Period will be the arithmetic mean of the quotations as calculated in (b). If no such banks are agreed then the relevant rate for that Interest Period will be the rate in effect for the last preceding interest period for which (a) or (b) was applicable;

       US DEFINITIVE MASTER ISSUER NOTES means any Class of US Notes in definitive form;

       US GLOBAL MASTER ISSUER NOTES or US GLOBAL NOTES means any Class of US Notes in global form;

       US NOTES means each Series and Class (or Sub-Class) of Notes, if any, which is an SEC-Registered Master Issuer Note or a Rule 144A Master Issuer Note;

       US PAYING AGENT means The Bank of New York, New York Branch as paying agent in the United States of America;

       US PROSPECTUS means the US Prospectus Supplement together with the Base Prospectus, related to an Issue of the US Notes;

       US PROSPECTUS SUPPLEMENT means each prospectus supplement to the Base Prospectus, related to an Issue of the US Notes; and

       ZERO COUPON MASTER ISSUER NOTE means a Master Issuer Note, the interest basis of which is specified in the applicable Final Terms as being zero coupon.

2.     INTERPRETATION AND CONSTRUCTION

2.1 Any reference in this Master Issuer Master Definitions and Construction Schedule or any Master Issuer Transaction Document to:

       AFFILIATE of any person shall be construed as a reference to the ultimate holding company of that person or an entity of which that person or its ultimate holding company (a) has direct or indirect control or (b) owns directly or indirectly more than fifty per cent. (50%) of the share capital or similar rights of ownership;

       the ASSETS of any person shall be construed as a reference to the whole or any part of its business, undertakings, property, intellectual property, shares, securities, debts, accounts, revenues (including any right to receive revenues), goodwill, shareholdings and uncalled capital including premium whether now or hereafter acquired and any other assets whatsoever;

       DISPOSAL shall be construed as any sale, lease, transfer, conveyance, assignment, assignation, licence, sub-licence or other disposal and DISPOSE shall be construed accordingly;

       a GUARANTEE means any guarantee, bond, indemnity, letter of credit, third party security or other legally binding assurance against financial loss granted by one person in respect of any indebtedness of another person, or any agreement to assume any indebtedness of any other person or to supply funds or to invest in any manner whatsoever in such other person by reason of, or otherwise in relation to, indebtedness of such other person;

       HOLDING COMPANY means a holding company within the meaning of section 736 of the Companies Act 1985;

       INDEBTEDNESS shall be construed so as to include any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent;

       a MONTH is a reference to a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month save that, where any such period would otherwise end on a day which is not a Business Day, it shall end on the next Business Day, unless that day falls in the calendar month succeeding that in which it would otherwise have ended, in which case it shall end on the preceding Business Day provided that, if a period starts on the last Business Day in a calendar month or if there is no numerically corresponding day in the month in which that period ends, that period shall end on the last Business Day in that later month (and references to MONTHS shall be construed accordingly);

       PARTY shall be construed as a party to a particular agreement, as the case may be;

       SUBSIDIARY means, (a) a subsidiary within the meaning of section 736 of the Companies Act 1985, and (b) unless the context requires otherwise, a subsidiary undertaking within the meaning of section 258 of the Companies Act 1985;

       VAT means value added tax imposed by the United Kingdom as referred to in the Value Added Tax Act 1994 and legislation (whether delegated or otherwise) replacing the same or supplemental thereto or in any primary or subordinate legislation promulgated by the European Union or any official body or agency thereof, and any similar turnover tax replacing or introduced in addition to any of the same;

       a WHOLLY-OWNED SUBSIDIARY of a company or corporation shall be construed as a reference to any company or corporation which has no other members except that other company or corporation and that other company's or corporation's wholly-owned subsidiaries or persons acting on behalf of that other company or corporation or its wholly-owned subsidiaries; and

       the WINDING-UP, DISSOLUTION or ADMINISTRATION of a company or corporation shall be construed so as to include any equivalent or analogous proceedings under the law of the jurisdiction in which such company or corporation is incorporated or any jurisdiction in which such company or corporation carries on business including the seeking of liquidation, winding-up, bankruptcy, reorganisation, dissolution, administration, arrangement, adjustment, protection or relief of debtors.

2.2 (POUND), STERLING, POUNDS STERLING or GBP denotes the lawful currency for the time being of the United Kingdom; $, US$, DOLLARS or USD denotes the lawful currency for the time being of the United States of America, CAD$, CAN$, or CANADIAN DOLLARS denotes the lawful currency for the time being of Canada and (EURO), EURO or EURO denotes the single currency introduced at the start of the third stage of European Economic Monetary Union pursuant to the Treaty of Rome of 25 March 1957, as amended by, inter alia, the Single European Act of 1986, the Treaty of European Union of 7 February 1992, the Treaty of Amsterdam of 2 October 1997 establishing the European Community and the Treaty of Nice of 26 February 2001, as further amended from time to time.

2.3 In this Master Issuer Master Definitions and Construction Schedule and in any of the Transaction Documents in which this Master Issuer Master Definitions and Construction Schedule is expressed to be incorporated or to which this Master Issuer Master Definitions and Construction Schedule is expressed to apply:

       (a) words denoting the singular number only shall include the plural number also and vice versa;

       (b)    words denoting one gender only shall include the other genders;

       (c) words denoting persons only shall include firms and corporations and vice versa;

       (d) references to any statutory provision shall be deemed also to refer to any statutory modification or re-enactment thereof or any statutory instrument, order or regulation made thereunder or under any such re-enactment;

       (e) references to any agreement or other document (including any of the Transaction Documents) shall be deemed also to refer to such agreement or document as amended, varied, supplemented or novated from time to time;

       (f) clause, paragraph and schedule headings are for ease of reference only;

       (g) reference to a statute shall be construed as a reference to such statute as the same may have been, or may from time to time be, amended or re-enacted to the extent such amendment or re-enactment is substantially to the same effect as such statute on the date hereof;

       (h) reference to a time of day shall be construed as a reference to London time; and

       (i) references to any person shall include references to his successors, transferees and assigns and any person deriving title under or through him.

2.4 Any definition that appears in the Master Issuer Transaction Documents that does not appear in this Master Issuer Master Definitions and Construction Schedule shall have the meaning given in the Master Definitions and Construction Schedule (as the same may be amended, restated, supplemented, replaced or novated from time to time), unless otherwise defined therein and unless the context otherwise requires. In the event of a conflict between the definitions set out in this Master Issuer Master Definitions and Construction Schedule and the definitions set out in the Master Definitions and Construction Schedule, unless contrary intention appears, the definitions in this Master Issuer Master Definitions and Construction Schedule shall prevail.

3.     GOVERNING LAW AND JURISDICTION

       This Master Issuer Master Definitions and Construction Schedule is governed by, and shall be construed in accordance with, the laws of England, and the parties to the Master Issuer Transaction Documents irrevocably submit to the non-exclusive jurisdiction of the courts of England.

                                   SIGNATORIES

Signed for the purposes of identification only by       )
ALLEN & OVERY LLP                                       )



Signed for the purposes of identification only by       )
SLAUGHTER AND MAY                                       )